SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:  September 25, 2013

AUXILLIUM ENERGY INC.

 (Exact name of Registrant as specified in its charter)

Nevada	333-165091	27-1368734
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)

1065 Dobbs Ferry Road

White Plains, New York 10607

 (Address of principal executive offices) (Zip Code)

(647) 456-4002

(Registrant’s Telephone Number, Including Area Code)

NA

(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2013, Jatinder S. Bhogal resigned from the Registrant’s board of directors.  In a letter to the Registrant, Mr. Bhogal stated that he did not have any disputes or disagreements with the Registrant on any matter relating to the Registrant's operations, policies or practices.

ITEM 9.01  Financial Statements and Exhibits.

(a) Exhibits:

Exhibit No.

Description

99.1

Jatinder S Bhogal, letter of resignation dated September 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Auxillium Energy Inc.

(Registrant)

Date:

September 27, 2013

By:

/s/ Warmond Fang

Warmond Fang, Chief Executive Officer